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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): April 4, 2000


                      ASSET BACKED SECURITIES CORPORATION
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            (Exact name of registrant as specified in its charter)

          Delaware                333-64351                13-3354848
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(State or Other Jurisdiction     (Commission      I.R.S. Employer Identification
     of Incorporation)           File Number)                  No.)

                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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Filing of Derived Materials.
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     In connection with the offering of the Bank One Mortgage-Backed
Pass-Through Certificates, Series 2000-2, Class A (the "Certificates"), Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated as underwriters of the Certificates (the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the registrant is filing the Derived Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

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     Item 7. Financial Statements, Pro Forma Financial
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             Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Derived Materials

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET BACKED SECURITIES CORPORATION



                                        By:  /s/ Kari Skilbred
                                            ----------------------------------
                                            Name:  Kari Skilbred
                                            Title: Vice President



Dated:  April 4, 2000

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                                 Exhibit Index

     Exhibit                                                              Page
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      99.1    Derived Materials.............................................6

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                                                                  EXHIBIT 99.1


     In accordance with Rule 311(i) of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE.